Exhibit 10.1

ACUSPHERE, INC.

AMENDMENT NO. 3 TO INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 3 (the “Amendment No. 3”) to that certain Tenth Amended and Restated Investors’ Rights Agreement dated April 11, 2003, as amended by Amendment No. 1 dated August 20, 2003 and Amendment No. 2 dated July 29, 2004 (as amended and in effect from time to time, the “Investors’ Rights Agreement”), is effective as of October 26, 2004 (the “Effective Date”), by and among Acusphere, Inc., a Delaware corporation (the “Company”), and the undersigned holders of Registrable Securities (as defined in the Investors’ Rights Agreement).

WHEREAS, the Company has granted certain registration rights to holders of the Company’s Registrable Securities as set forth in the Investors’ Rights Agreement;

WHEREAS, pursuant to Section 4.7 of the Investors’ Rights Agreement, the prior written consent of holders of at least fifty-five percent (55%) of the outstanding Registrable Securities is required to amend the Investors’ Rights Agreement;

WHEREAS, the Company and the undersigned holders, which holders hold at least fifty-five percent (55%) of the outstanding Registrable Securities as of the date hereof, wish to amend the Investors’ Rights Agreement in the manner set forth below;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned holders hereby agree as follows:

1.             Amendment of Investors’ Rights Agreement.  The Stockholders hereby amend the Investors’ Rights Agreement as follows:

(a)           Section 2.1 of the Investors’ Rights Agreement shall be amended so as to add a new defined term “Institutional Financing” which definition shall read in its entirety as follows:

“(p)         The term “Institutional Financing” means the issuance and sale by the Company of equity securities, including securities convertible into or exercisable for the Company’s equity securities, on an underwritten or “best efforts” basis, in a private placement or pursuant to a registration statement under the Act, to (i) new and/or existing venture capital, institutional and/or accredited investors, (ii) new and/or existing venture capital, institutional and/or accredited lenders and/or equipment lessors, or (iii) to corporate and/or strategic partners and/or collaborators in connection with a bona fide strategic relationship with the Company.”

(b)           Section 2.13 of the Investors’ Rights Agreement shall be amended so as to read in its entirety as set forth below:

“2.13       Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, except in connection with an Institutional Financing Acusphere shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of Acusphere which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2 or described in Section 2.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which are to be included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 2.2 or 2.4.”

(c)           Section 2.15 of the Investors’ Rights Agreement shall be amended so as to read in its entirety as set forth below:

“2.15       Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Section 2 if there is then an active public trading market for the Common Stock and such Holder may sell all of such Holder’s Registrable Securities under Rule 144 promulgated under the Act in a three-month period.  No holder shall be entitled to exercise any right provided for in this Section 2 and this Agreement shall automatically terminate in all respects effective December 31, 2005; provided that with respect to any registration statement effective as of December 31, 2005 under which the Company has registered for re-sale any of the Registrable Securities, the Company will keep such registration statement effective until the earlier of (a) October 7, 2008 [i.e., the 5-year anniversary of the Company’s initial public offering] or (b) until all Registrable Securities registered under such registration statement have been sold, subject to customary black-out periods, provided there are no more than two such black-out periods per twelve-month period and neither black-out period exceeds more than 45 days, unless in the good faith judgment of the Board of Directors the sale of securities under such registration statement would be reasonably likely to cause a violation of the Act or the 1934 Act.”

(d)           A new Section 2.16 of the Investors’ Rights Agreement shall be added, which section shall read in its entirety as set forth below:

“2.16       Institutional Financings.  Notwithstanding anything to the contrary contained in this Agreement, the Company is hereby expressly permitted, without the consent of the holders of Registrable Securities, to effect Institutional Financings from time to time and in connection with such Institutional Financings file and take all other actions reasonably necessary or advisable in order to effect the registration under the Act of the securities issued or issuable in connection with such transactions by filing and effecting registration statements with the SEC (any such registration statements being referred to herein as “Financing Registration Statements”).  Notwithstanding anything to the contrary contained in this Agreement, the Holders shall not be entitled:

(i)            to cause the Company to effect a registration statement under the Act pursuant to Section 2.2 (Demand Registration) or Section 2.4 (Form S-3 Registration) during the period commencing on the date of the first public announcement of the Institutional Financing and terminating on the day next following the date any Financing Registration Statement effected in connection with such Institutional Financing is first declared effective by the SEC; or

(ii)           to cause the Company to include their shares of Registrable Securities in any Financing Registration Statement effected in connection with a Institutional Financing pursuant to Section 2.3 (Piggy-Back Registration) (and the Company shall not be obligated to provide notice of any such Financing Registration Statement as might otherwise required by that section).

(e)           A new Section 2.17 of the Investors’ Rights Agreement shall be added, which section shall read in its entirety as set forth below:

“2.17       Re-Sale Registration Statements. From time to time until December 31, 2005, the Company may (and at least once prior to December 31, 2005 the Company shall) voluntarily propose to register for re-sale all of the Registrable Securities held by each Holder of Registrable Securities then entitled to exercise rights hereunder.  Holders electing to include their shares in any such registration statement shall no longer be entitled to exercise further rights hereunder (e.g., demand and piggy-back registration rights) with respect to such Holder’s shares of Registrable Securities; provided that the Company keeps any such registration statement effective until the earlier of (a) October 7, 2008 [i.e., the 5-year anniversary of the Company’s initial public offering] or (b) the date on which all Registrable Securities registered under such registration statement have been sold, subject to customary black-out periods, provided there are no more than two such black-out periods per twelve-month period and neither black-out period exceeds more than 45 days, unless in the good faith judgment of the Board of Directors the sale of securities under such registration statement would be reasonably likely to cause a violation of the Act or the 1934 Act.”

2.             Effectiveness.  Except as amended hereby, the Investors’ Rights Agreement shall remain in full force and effect.

3.             Counterparts.  This Amendment No. 3 may be executed by the parties hereto in separate counterparts, each of which once so executed and delivered (including by facsimile) shall be considered an original, but all such counterparts shall together constitute one and the same instrument.

4.             Governing Law.  This Amendment No. 3 shall be governed by and construed under the laws of the Commonwealth of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within Massachusetts.

5.             Definitions. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Investors’ Rights Agreement unless the context clearly indicates or dictates a contrary meaning.

6.             Successors and Assigns.  This Amendment No. 3 shall bind and inure to the benefit of the respective heirs, personal representatives, executors, administrators, successors and assigns of the parties hereto.

7.             Notices.  All notices, requests, demands and other communications provided for in this Amendment No. 3 shall be delivered in compliance with Section 4.5 of the Investors’ Rights Agreement.

8.             Titles and Subtitles. The titles and subtitles used in this Amendment No. 3 are used for convenience only and are not to be considered in construing or interpreting this Amendment No. 3.

9.             Severability.  If one or more provisions of this Amendment No. 3 are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment No. 3 and the balance of the Amendment No. 3 shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the day first above written.

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472

By:	/s/Sherri C. Oberg
Sherri C. Oberg
President and Chief Executive Officer

Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Customs House Partners
Name (please print)

By:	/s/Eileen McCarthy

Print Name:	Eileen McCarthy

Title:	Under Power of Attorney

Address:	c/o Alta Communications
200 Clarendon Street, Floor 51
Boston, MA 02116

Number of Registrable Securities
held as of the Effective Date:

8,949 (plus 422 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Alta V Limited Partnership
Name (please print)

By: Alta Management Partners, L.P.

By:	/s/Eileen McCarthy

Print Name:	Eileen McCarthy

Title:	General Partner

Address:	c/o Alta Communications
200 Clarendon Street, Floor 51
Boston, MA 02116

Number of Registrable Securities
held as of the Effective Date:

430,265 (plus 40,195 shares of common stock
issuable upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Alta V Management Partners, L.P.
Name (please print)

By:	/s/Eileen McCarthy

Print Name:	Eileen McCarthy

Title:	General Partner

Address:	c/o Alta Communications
200 Clarendon Street, Floor 51
Boston, MA 02116

Number of Registrable Securities
held as of the Effective Date:

77,807

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Polaris Venture Partners Founders Fund, L.P.
Name (please print)

By: Polaris Venture Management Co, LLC
Its General Partner

By:	/s/Kevin Littlejohn

Print Name:	Kevin Littlejohn

Title:	Authorized Signatory for
Polaris Venture Partners Founders Fund, L.P.

Address:	1000 Winter Street, Suite 3350
Waltham, MA 02451

Number of Registrable Securities
held as of the Effective Date:

37,368 (plus 2,085 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Polaris Venture Partners, L.P.
Name (please print)

By: Polaris Venture Management Co, LLC
Its General Partner

By:	/s/Kevin Littlejohn

Print Name:	Kevin Littlejohn

Title:	Authorized Signatory for
Polaris Venture Partners, L.P.

Address:	1000 Winter Street, Suite 3350
Waltham, MA 02451

Number of Registrable Securities
held as of the Effective Date:

623,364 (plus 34,850 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

BANK OF AMERICA VENTURES
Name (please print)

By:	/s/Kate D. Mitchell

Print Name:	Kate D. Mitchell

Title:	Managing Director

Address:	950 Tower Lane, Suite 700
Foster City, CA 94404

Number of Registrable Securities
held as of the Effective Date:

1,314,164 (plus 61,811 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

BA VENTURE PARTNERS II, INC.
Name (please print)

By:	/s/Kate D. Mitchell

Name:	Kate D. Mitchell

Title:	Chairman of the Board

Address:	950 Tower Lane, Suite 700
Foster City, CA 94404

Number of Registrable Securities
held as of the Effective Date:

146,016 (plus 6,867 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

HBM BioVentures (Cayman) Ltd.
Name (please print)

By:	/s/John Arnold

Print Name:	John Arnold

Title:	Chairman & Managing Director

Address:	PO Box 30852 SMB
Euoalyptus Bldg., Crewe Road
Grand Cayman, Cayman Islands

Number of Registrable Securities
held as of the Effective Date:

607,206 (plus 33,9432 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

BANCBOSTON VENTURES INC.
Name (please print)

By:	/s/Deirdre A. Cunnane

Print Name:	Deirdre A. Cunnane

Title:	Director

Address:	175 Federal Street, 10th Floor
MA5-102-10-01
Boston, MA 02110

Number of Registrable Securities
held as of the Effective Date:

452,414 (plus 25,290 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Audax Private Equity Fund, L.P.
Name (please print)

By: Audax Private Equity Business, LLC
its General Partner

By: Audax Private Equity Business, L.P.
its Managing Member

By:	/s/Adam A. Abramson

Print Name:	Adam A. Abramson

Title:	Authorized Signatory

Address:	101 Huntington Avenue
Boston, MA 02199

Number of Registrable Securities
held as of the Effective Date:

506,048 (plus 27,453 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Audax Co-Invest, L.P.
Name (please print)

By: 101 Huntington Holdings, LLC
its General Partner

By:	/s/Adam A. Abramson

Print Name:	Adam A. Abramson

Title:	Authorized Signatory

Address:	101 Huntington Avenue
Boston, MA 02199

Number of Registrable Securities
held as of the Effective Date:

21,788 (plus 1,290 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Audax Trust Co-Invest, L.P.
Name (please print)

By: 101 Huntington Holdings, LLC
its General Partner

By:	/s/Adam A. Abramson

Print Name:	Adam A. Abramson

Title:	Authorized Signatory

Address:	101 Huntington Avenue
Boston, MA 02199

Number of Registrable Securities
held as of the Effective Date:

8,351 (plus 5 shares of common stock issuable
upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

AFF Co-Invest, L.P.
Name (please print)

By: 101 Huntington Holdings, LLC
its General Partner

By:	/s/Adam A. Abramson

Print Name:	Adam A. Abramson

Title:	Authorized Signatory

Address:	101 Huntington Avenue
Boston, MA 02199

Number of Registrable Securities
held as of the Effective Date:

8,685 (plus 794 shares of common stock
issuable upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Audax Special Purpose Co-Invest, L.P.
Name (please print)

By: 101 Huntington Holdings, LLC
its General Partner

By:	/s/Adam A. Abramson

Print Name:	Adam A. Abramson

Title:	Authorized Signatory

Address:	101 Huntington Avenue
Boston, MA 02199

Number of Registrable Securities
held as of the Effective Date:

3,035 (plus 164 shares of common stock
issuable upon exercise of a warrant)

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Trustees of Boston University
Name (please print)

By:	/s/Martin Howard

Print Name:	Martin Howard

Title:	Assistant Treasurer

Address:	108 Bay State Road
Boston, MA 02225

Number of Registrable Securities
held as of the Effective Date:

192,245

Signature page to Amendment No. 3 to Investors’ Rights Agreement

HOLDER

Union Carbide Employees Pension Plan
Name (please print)

By:	/s/Evan

Print Name:	Diamond Capital Management Inc., its
Agent

Title:	Director, Alternative Investments

Address:	Midland, MI

Number of Registrable Securities
held as of the Effective Date:

445,069

Signature page to Amendment No. 3 to Investors’ Rights Agreement